Exhibit 99.1

AMENDED AND RESTATED

WCI COMMUNITIES, INC.

1998 NON-EMPLOYEE DIRECTOR

STOCK INCENTIVE PLAN

1. Purpose of the Plan

The purpose of the Plan is to aid the Company in attracting, retaining and compensating non-employee directors and to enable them to increase their ownership of Shares. The Plan will be beneficial to the Company and its stockholders since it will allow non-employee directors of the Board to have a greater personal financial stake in the Company through the ownership of Shares, in addition to underscoring their common interest with stockholders in increasing the value of the Shares on a long-term basis.

2. Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Paragraph:

(a)	Act: The Securities Exchange Act of 1934, as amended, or any successor thereto.

(b)	Award: means an Option, Stock Appreciation Right, or Other Stock-Based Award granted pursuant to the Plan.

(c)	Award Agreement: An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to an Award granted under the Plan.

(d)	Beneficial Owner: As such term is defined in Rule 13d-3 under the Act (or any successor rule thereto).

(e)	Board: The Board of Directors of the Company.

(f)	Change in Control: (i) Any “person” as defined in Section 3(a)(9) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as used in Section 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) of the Exchange Act (excluding any person holding securities representing 50% or more of the combined voting power of the Company’s outstanding securities as of the Effective Date, the Company, any Subsidiary and any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee)), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), of securities of the Company representing 50% (or 25% after an initial public offering) or more of the combined voting power of the Company’s then outstanding securities (unless the event causing the 50% (or 25% after an initial public offering) threshold to be crossed is an acquisition of securities directly from the Company); or

(ii) the shareholders of the Company shall approve any merger or other business combination of the Company, sale of 50% or more of the Company’s assets, liquidation or dissolution of the Company or combination of the foregoing transactions (the “Transactions”) other than a Transaction immediately following which the shareholders of the Company and any trustee or fiduciary of any Company employee benefit plan immediately prior to the Transaction own at least 80% of the voting power, directly or indirectly, of (A) the surviving entity in any such merger or other business combination; (B) the purchaser of or successor to the Company’s assets; (C) both the surviving entity and the purchaser in the event of any combination of Transactions; or (D) the parent company owning 100% of such surviving entity, purchaser or both the surviving entity and the purchaser, as the case may be; or

(iii) within any twenty-four month period, the persons who were directors immediately before the beginning of such period (the “Incumbent Directors”) shall cease (for any reason other than death) to constitute at least a majority of the Board or the board of directors of a successor to the Company. For this purpose, any director who was not a director at the beginning of such period shall be deemed to be an Incumbent Director if such director was elected to the Board by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors (so long as such director was not nominated by a person who has entered into an agreement to effect a Change in Control or expressed an intention to cause such a Change in Control).

(g)	Code: The Internal Revenue Code of 1986, as amended.

(h)	Committee: The Compensation Committee of the Board, or any successor thereto or other committee designated by the Board to assume the obligations of the Committee hereunder.

(i)	Company: WCI Communities, Inc.

(j)	Effective Date: The date on which the Plan takes effect, as defined pursuant to Paragraph 15 of the Plan.

(k)	Fair Market Value: Such value of a Share as reported for stock exchange transactions if listed on an exchange, or if not so listed, as determined in accordance with any applicable resolutions or regulations of the Committee in effect at the relevant time, provided that if a Participant is a party to a management stockholder’s agreement with the Company, the applicable provisions of such management stockholder’s agreement will apply.

(l)	Meetings Fees: Means (i) annual retainer fees paid to a Non-Employee Director for services as a director on the Board and serving on any committee thereof and (ii) any other compensation to which a Non-Employee Director is entitled for attending a meeting of the Board or a meeting of any committee of the Board, exclusive of any amounts paid by the Company or its Subsidiaries to such director for services rendered to the Company or its Subsidiaries in a capacity other than as a director.

(m)	Non-Employee Director: Means a director of the Company who is not an employee or an officer of the Company or any Subsidiary of the Company.

(n)	Option: A Non-Qualified Stock Option to purchase Shares granted pursuant to Paragraph 6 of the Plan.

(o)	Option Price: The purchase price per Share subject to an Option, as provided pursuant to Paragraph 6 of the Plan.

(p)	Other Stock-Based Awards: means Awards granted pursuant to Paragraph 17.

(q)	Participant: Any director of the Company who is not an employee of the Company or any Subsidiary of the Company as of the date that an Award is granted.

(r)	Plan: The Amended and Restated WCI Communities, Inc. 1998 Non-Employee Director Stock Incentive Plan.

(s)	Plan Year: Means the twelve (12) consecutive month period beginning January 1 and ending December 31.

(t)	Shares: Shares of common stock, par value $0.0001 per share, of the Company.

(u)	Subsidiary: Any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations, or group of commonly controlled corporations, other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3. Shares Subject to the Plan

The total number of Shares which may be issued under the Plan is 565,112 (giving effect to the February 2002 stock split related to the Company’s Shares). The Shares may consist, in whole or in part, of unissued Shares or treasury Shares. The grant of Awards shall reduce the total number of Shares available under the Plan. Shares subject to Awards that terminate or lapse may be granted again under the Plan.

4. Administration

(a) The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part to any subcommittee thereof; provided, however, that the members of the Committee or subcommittee shall qualify to administer the Plan for purposes of Rule 16b-3 under the Act (or any successor rule thereto) to the extent that the Company is subject to such rule; provided, further, that any action permitted to be taken by the Committee or subcommittee may be taken by the Board, in its discretion. The Committee may adopt its own rules of procedure, and action of a majority of the members of the Committee taken at a meeting, or action taken without a meeting by unanimous written consent, shall constitute action by the Committee. The Committee shall have the power and authority to administer, construe and interpret the Plan, to make rules for carrying it out and to make changes in such rules. Any such interpretations, rules, and administration shall be consistent with the basic purposes of the Plan.

(b) The Committee may delegate to the Chief Executive Officer and to other senior officers of the Company its duties under the Plan subject to such conditions and limitations as the Committee shall prescribe except that only the Committee may designate and grant Awards to Participants who are subject to Section 16 of the Exchange Act.

(c) The Committee may employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company, and the officers and directors of the Company shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Awards, and all members of the Committee shall be fully protected by the Company with respect to any such action, determination or interpretation.

5. Eligibility and Terms

All Participants shall be eligible to participate under this Plan. The terms, conditions and limitations of each Award granted under the Plan shall be set forth in an Award Agreement, in a form consistent with the terms of the Plan; provided, however, that such Award Agreement (i) shall contain provisions dealing with the treatment of Awards in the event of the termination, death or disability of a Participant and (ii) may also include provisions concerning the treatment of Awards in the event of a Change in Control of the Company.

6. Options

From time to time, the Committee will, in its discretion, grant Options to Participants. The Options shall be Non-Qualified Stock Options, which are not designated by the Committee as “Incentive Stock Options”. At the time of grant of an Option the Committee shall determine, and shall include in the Award Agreement or other Plan rules, the Option exercise period, the Option Price and such other conditions or restrictions on the grant or exercise of the Option as the Committee deems appropriate. In addition to other restrictions contained in the Plan, an Option granted under this Paragraph 6 (i) may not be exercised more than 10 years after the date of grant and (ii) may not have an Option Price less than 50% (or 100%, to the extent required pursuant to Paragraph 18) of the Fair Market Value of Shares on the date of grant.

Payment of the Option Price shall be made (i) in cash, (ii) in Shares (iii) in a combination thereof or (iv) through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the aggregate Option Price for the Shares being purchased, in each case, in accordance with the terms of the Plan, the Award Agreement and of any applicable guidelines of the Committee in effect at the time.

7. Deferral or Conversion of Meeting Fees

Subject to Paragraph 18, a Non-Employee Director may elect to defer all or a portion of such Non-Employee Director’s Meeting Fees (or to receive Shares or other Awards under the Plan in lieu of such Meeting Fees) by indicating the amount to be deferred (or converted into Shares or other Awards) in a Fee Election Form designated by the Committee, which shall become irrevocable on the December 31 prior to the year in which the Meeting Fees to be deferred (or converted into Shares or other Awards) are earned by the Non-Employee Director. The terms and conditions applicable to such deferred (or converted) amounts, Shares or other Awards shall be prescribed by the Board, and set forth in the relevant Fee Election Form established by the Committee.

8. Successors and Assigns

The Plan shall be binding on all successors and assigns of the Company and a Participant, including without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

9. Choice of Law

The Plan shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed in the State of Florida, without regard to principles of conflicts of laws.

10. Limitations and Conditions

(a) No Awards shall be granted under the Plan beyond twelve years after the effective date of the Plan, but the terms of Awards made on or before the expiration of the Plan may extend beyond such expiration. At the time an Award is granted or amended or the terms or conditions of an Award are changed, the Committee may provide for limitations or conditions on such Award.

(b) Nothing contained herein shall affect the right of the Company to remove any Participant from the Board at any time or for any reason.

(c) Other than as specifically provided in the Award Agreement, no benefit under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. No such benefit shall, prior to receipt thereof by the Participant, be in any manner liable for or subject to the debts, contracts, liabilities, engagements, or torts of the Participant.

(d) Participants shall not be, and shall not have any of the rights or privileges of stockholders of the Company in respect of any Shares purchasable in connection with any Award unless and until certificates representing any such Shares have been issued by the Company to such Participants.

(e) No election as to benefits or exercise of any Award may be made during a Participant’s lifetime by anyone other than the Participant except by a legal representative appointed for or by the Participant.

(f) Absent express provisions to the contrary, any Award under this Plan shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or its Subsidiaries and shall not affect any benefits under any other benefit plan of any kind now or subsequently in effect under which the availability or amount of benefits is related to level of compensation. This Plan is not a “Retirement Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

(g) Unless the Committee determines otherwise, no benefit or promise under the Plan shall be secured by any specific assets of the Company or any of its subsidiaries, nor shall any assets of the Company or any of its subsidiaries be designated as attributable or allocated to the satisfaction of the Company’s obligations under the Plan.

11. Adjustments

In the event of any change in the outstanding Shares by reason of a stock split, spin-off stock dividend, stock combination or reclassification, reorganization, recapitalization, merger, consolidation, spin-off or similar event, the Committee shall adjust appropriately the number of Shares subject to the Plan and available for or covered by Awards and the Option Price of outstanding Options and make such other revisions to outstanding Awards as it deems are equitably required.

12. Merger, Consolidation, Exchange, Acquisition, Liquidation or Dissolution

Except as otherwise provided in an Award Agreement, in the event of a Change in Control, the Committee may, in its absolute discretion and without liability to any person, take such actions, if any, as it deems necessary or desirable coincident with or after the grant of any Award, either by the terms of such Award or by resolution adopted prior to the occurrence of such Change in Control, including without limitation, (i) acceleration of the exercisability of an Option (but subject to the provisions of Paragraph 9(a)), (ii) the payment of a cash amount in exchange for the cancellation of an Award and/or (iii) the requiring of the issuance of substitute benefits that will substantially preserve the value, rights and benefits of any affected Award previously granted hereunder; provided, however, that any Option that shall remain exercisable after any such Change in Control, from and after such Change in Control, shall be exercisable only for the kind and amount of securities and/or other property, or the cash equivalent thereof (as determined by the Committee in good faith), receivable as a result of such event by the holder of a number of Shares for which such Option could have been exercised immediately prior to such event.

13. Amendment and Termination

The Committee shall have the authority to make such amendments to any terms and conditions applicable to outstanding Awards as are consistent with this Plan, provided that no such action shall modify any Award in a manner adverse to the Participant without the Participant’s consent except as such modification is provided for or contemplated in the terms of the Award Agreement or this Plan (except that any adjustment that is made pursuant to Paragraph 10 or 11 hereof shall be made by the Committee in good faith). The Board of Directors may amend, suspend or terminate the Plan except that no such action, other than an action under Paragraph 10 or 11 hereof may be taken which would, without shareholder approval, increase the aggregate number of Shares available for Awards under the Plan, decrease the Option Price of outstanding Options, change the requirements relating to the Committee or extend the term of the Plan.

14. Withholding Taxes

The Company shall have the right to deduct from any payment made under the Plan any federal, state or local income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to deliver Shares upon the exercise or settlement of an Award that the Participant pay to the Company such amount as may be requested by the Company for the purpose of satisfying any liability for such withholding taxes. Any Award Agreement may provide that the Participant may elect, in accordance with any conditions set forth in such Award Agreement, to pay a portion or all of any required withholding taxes in Shares.

15. Effective Date and Termination Dates

The Plan shall be effective as of December 4, 1998 and shall terminate twelve years later, subject to earlier termination by the Board of Directors pursuant to Paragraph 12.

16. Terms and Conditions of Stock Appreciation Rights

(a) Grants. The Committee may grant (i) a stock appreciation right (a “Stock Appreciation Right”) independent of an Option or (ii) a Stock Appreciation Right in connection with an Option, or a portion thereof. A Stock Appreciation Right granted pursuant to clause (ii) of the preceding sentence (A) may be granted at the time the related Option is granted or at any time prior to the exercise or cancellation of the related Option, (B) shall cover the same number of Shares covered by an Option (or such lesser number of Shares as the Committee may determine) and (C) shall be subject to the same terms and conditions as such Option except for such additional limitations as are contemplated by this Paragraph 16 (or such additional limitations as may be included in an Award Agreement covering such grant).

(b) Terms. The exercise price per Share of a Stock Appreciation Right shall be an amount determined by the Committee but in no event shall such amount be less than the Fair Market Value of a Share on the date the Stock Appreciation Right is granted; provided, however, that notwithstanding the foregoing in the case of a Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, the exercise price may not be less than the Option Price of the related Option. Each Stock Appreciation Right granted independent of an Option shall entitle a Participant upon exercise to receive a number of Shares having an aggregate Fair Market Value equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the exercise price per Share, times (ii) the number of Shares covered by the Stock Appreciation Right. Each Stock Appreciation Right granted in conjunction with an Option, or a portion thereof, shall entitle a Participant to surrender to the Company the unexercised Option, or any portion thereof, and to receive from the Company in exchange therefor a number of Shares having an aggregate Fair Market Value equal to (i) the excess of (A) the Fair Market Value on the exercise date of one Share over (B) the Option Price per Share, times (ii) the number of Shares covered by the Option, or portion thereof, which is surrendered. Stock Appreciation Rights may be exercised from time to time upon actual receipt by the Company of written notice of exercise stating the number of Shares with respect to which the Stock Appreciation Right is being exercised. The date a notice of exercise is received by the Company shall be the exercise date. No fractional Shares will be issued in payment for Stock Appreciation Rights, but instead cash will be paid for a fraction (to the extent permitted under Section 409A of the Code) or, if the Committee should so determine, the number of Shares will be rounded downward to the next whole Share.

(c) Limitations. The Committee may impose, in its discretion, such conditions upon the exercisability or transferability of Stock Appreciation Rights as it may deem fit, including, without limitation, any such limitations as are deemed necessary to comply with Section 409A of the Code and avoid the imposition of interest and penalty taxes thereunder.

(d) Conforming References. Except where the context would clearly require otherwise, references in the Director Plan to “Options” and “Option Price” shall also be deemed also to refer to Stock Appreciation Rights and the per Share exercise price of a Stock Appreciation Right, respectively.

17. Other Stock-Based Awards

The Committee, in its sole discretion, may grant or sell Awards of Shares and Awards that are valued in whole or in part by reference to, or are otherwise based on the Fair Market Value of, Shares (“Other Stock-Based Awards”). Such Other Stock-Based Awards shall be in such form, and dependent on such conditions, as the Committee shall determine, including, without limitation, the right to receive, or vest with respect to, one or more Shares (or the equivalent cash value of such Shares) upon the completion of a specified period of service, the occurrence of an event and/or the attainment of performance objectives. Other Stock-Based Awards may be granted alone or in addition to any other Awards granted under the Plan. Subject to the provisions of the Plan, the Committee shall determine the number of Shares to be awarded to a Participant under (or otherwise related to) such Other Stock-Based Awards; whether such Other Stock-Based Awards shall be settled in cash, Shares or a combination of cash and Shares; and all other terms and conditions of such Awards (including, without limitation, the vesting provisions thereof and provisions ensuring that all Shares so awarded and issued shall be fully paid and non-assessable).

18. Section 409A

No Award shall be granted, deferred, paid out or modified under this Plan in a manner that would result in the imposition of an additional tax under Section 409A of the Code upon a Participant. In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments in respect of any Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Award to be subject to taxation under Section 409A of the Code, the Company will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code. In addition, other provisions of the Plan or any Award Agreements thereunder notwithstanding, the Company shall have no right to accelerate any payment in respect of an Award or to make any such payment as the result of an event if such payment would, as a result, be subject to the tax imposed by Section 409A of the Code.